                                                                  CONFORMED COPY
                                                                  --------------

                        LEASE SUPPLEMENT NO. 1 [N587ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N587ML] dated December 30, 1999 between FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N587ML], dated as of December 30, 1999 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. Lessee hereby acknowledges, agrees and certifies that the Aircraft is in Lessee's possession, has been inspected by Lessee to its complete satisfaction, has been found to be in good working order, repair and condition (ordinary wear and tear excepted) and fully equipped to operate as required under Applicable Law for its purpose, is of a size, design, capacity and manufacture selected by Lessee, and is, as of the date set forth below, unconditionally, irrevocably and fully accepted by Lessee for lease under the Lease. Lessee hereby further reaffirms its acknowledgments and agreements in the Lease.

          3. Lessee hereby represents and warrants to Lessor that on the date hereof:

          (i) The representations and warranties of Lessee set forth in the Supplemental Agreement and all certificates delivered in connection therewith are true and correct in all material
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respects (with the same force and effect as if the same had been made on this date), or, to the extent that any such representation and warranty relates to an earlier date, is true and correct in all material respects as of such earlier date.

          (ii) No Default or Event of Default under the Lease has occurred and is continuing.

          (iii) Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft as are required to be obtained under the terms of the Lease.

          4. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          5. The Basic Term shall commence on the Delivery Date and continue through June 30, 2016 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          6. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          7. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          8. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof marked Counterpart No. 1.

          9. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                          *            *           *

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                                        FLEET NATIONAL BANK,
                                        as Lessor


                                        By: /s/ Edward W. O'Brien
                                            ---------------------
                                            Name: Edward W. O'Brien
                                            Title: Banking Officer


                                        MIDWAY AIRLINES CORPORATION,
                                        as Lessee


                                        By: /s/ Jonathan S. Waller
                                            ----------------------
                                            Name: Jonathan S. Waller
                                            Title: Senior Vice President
                                                    General Counsel
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                                                                      SCHEDULE I

                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME

                        Manufacturer's     FAA Registration     Manufacturer's
Manufacturer                 Model                 No.             Serial No.
------------            --------------     ----------------     --------------
Bombardier Inc.         CL-600-2B19        N587ML               7346


                                    ENGINES

                              Manufacturer's      Manufacturer's
Manufacturer                       Model             Serial Nos.
------------                  --------------      --------------
General Electric Company      CF34-3B1            GE-E-872593
                                                  GE-E-872592


          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.